EXHIBIT 99.7

[LOGO FOR EXELON]

Total Generation by NERC Region

(43,646 MW)

[Handout includes a pie chart showing total generation by NERC region, by percentage, as follows:

MAAC              24%
SERC               2%
NPCC               8%
SPP                2%
MAIN              55%
ECAR               1%
ERCOT              8%]

Energy Markets:
MAAC:  Mid-Atlantic Area Council
SPP:   Southwest Power Pool
NPCC:  Northeast Power Coordinating Council
WSCC:  Western Systems Coordinating Council
MAIN:  Mid-America Interconnected Network region
ERCOT: Electric Reliability Council of Texas
ECAR:  East Central Area Reliability Coordination Agreement
SERC:  Southeastern Electric Reliability Council